================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                September 1, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                         HyperMedia Communications, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         California                                       94-3104247
----------------------------                         ---------------------
(State or other jurisdiction                           (I.R.S. Employer
     of incorporation)                                Identification No.)


                                    001-11624
                        ---------------------------------
                            (Commission File Number)


                      901 Mariner's Island Blvd., Suite 365
                           San Mateo, California 94404
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (650) 573-5170
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ITEM 5. Other Events ......................................................... 2

ITEM 7. Financial Statements and Exhibits .................................... 2

SIGNATURES ................................................................... 3

INDEX TO EXHIBITS ............................................................ 4

Item 5. Other Events

         The information set forth in the Registrant's Press Releases dated September 1, 1999 is incorporated herein by reference. Factors affecting the Company's business plans and competitive environment are discussed in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999 and June 30, 1999.


Item 7. Financial Statements and Exhibits

         (c) Exhibits

             Exhibit No.                 Description

               99.1 Text of Press Release dated September 1, 1999, announcing major new Internet Initiative

               99.2 Text of Press Release dated September 1, 1999, announcing engagement of Kaufman Bros., L.P.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         HYPERMEDIA COMMUNICATIONS, INC.


Dated: September 15, 1999                By: \s\ Kenneth Klein
                                             -----------------------------------
                                             Kenneth Klein, Vice President of
                                             Finance and Administration,
                                             Chief Financial Officer and
                                             Secretary
                                             (Principal Financial and Accounting
                                             Officer)

                                INDEX TO EXHIBITS

        Exhibit
        Number       Description

         99.1 Text of Press Release dated September 1, 1999, announcing major new Internet Initiative.

         99.2 Text of Press Release dated September 1, 1999, announcing engagement of Kaufman Bros., L.P.